UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2019

Carrizo Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street
Suite 2300
Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRZO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On November 18, 2019, Carrizo Oil & Gas, Inc., a Texas corporation (“Carrizo”), and Callon Petroleum Company (“Callon”) issued a joint press release making announcements regarding the record dates for their respective reconvened special meetings of shareholders to consider and vote on matters relating to the merger agreement (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

None of the information furnished in this Item 7.01 and the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any filing by Carrizo under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 and the accompanying Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by Carrizo that the information in this Item 7.01 and the accompanying Exhibit 99.1 is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Carrizo.

Item 8.01.	Other Events.

Special Meeting of Shareholders and Record Date

On November 14, 2019, Carrizo convened its special meeting of shareholders, which was called to consider Carrizo’s proposals set forth in the joint proxy statement/prospectus (as defined below). Prior to conducting any business, Carrizo adjourned the special meeting to provide its shareholders with time to consider and evaluate such proposals in light of recent developments, including Carrizo’s entry into the amendment (as defined below). The special meeting is scheduled to be reconvened to consider and vote on Carrizo’s proposals set forth in the supplement (as defined below) on December 20, 2019, at 9:00 a.m. Central Time, at Two Allen Center, The Forum, 1200 Smith Street, 12th Floor, Houston, Texas 77002.

Carrizo has changed the record date from the close of business on October 7, 2019 to the close of business on November 29, 2019 for the determination of the holders of Carrizo’s common stock, par value $0.01 per share (“Carrizo common stock), entitled to receive notice of, and to vote at, the reconvened Carrizo special meeting or any adjournments or postponements thereof.

Any proxies previously submitted by Carrizo shareholders with respect to the special meeting convened and adjourned on November 14, 2019 will not be counted. Carrizo shareholders must submit a new proxy in order for their votes to be counted.

Supplement to Joint Proxy Statement/Prospectus

As previously disclosed, on July 14, 2019, Callon and Carrizo entered into an Agreement and Plan of Merger (as amended by Amendment No. 1 to the Agreement and Plan of Merger, the “original merger agreement”), providing for Callon’s acquisition of Carrizo. The original merger agreement provides that, upon the terms and subject to the conditions set forth therein, Carrizo will merge with and into Callon, with Callon as the surviving corporation (the “merger”). On October 9, 2019, Callon filed with the Securities and Exchange Commission (the “SEC”) a joint proxy statement/prospectus for the solicitation of proxies in connection with the special meetings of Callon’s shareholders and Carrizo’s shareholders, each to be held on November 14, 2019, to vote upon, among other things, matters necessary to complete the merger (the “joint proxy statement/prospectus”).

Also as previously disclosed, on November 13, 2019, Callon and Carrizo entered into Amendment No. 2 to the Agreement and Plan of Merger (the “amendment”; the original merger agreement, as amended by the amendment, the “merger agreement”). Pursuant to the amendment, among other things, at the effective time of the merger, each outstanding share of Carrizo common stock will be converted into the right to receive 1.75 shares of Callon common stock, par value $0.01 per share (“Callon common stock”), instead of 2.05 shares of Callon common stock as provided in the original merger agreement.

The purpose of this Current Report on Form 8-K is to update and supplement the joint proxy statement/prospectus to reflect recent developments, including, among other things, the amendment. The additional information (the “supplement”) is attached as Exhibit 99.2 hereto and is incorporated by reference herein. Shareholders of Carrizo are encouraged to read the supplement as well as the joint proxy statement/prospectus in their entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated November 18, 2019.

99.2	Supplement, dated November 18, 2019, to Joint Proxy Statement/Prospectus, dated October 9, 2019.

99.3	Consent of J.P. Morgan Securities LLC.

99.4	Consent of RBC Capital Markets, LLC.

99.5	Consent of Lazard Frères & Co. LLC.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of a proxy in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted. The information contained herein should not be considered as a recommendation that any person should subscribe for or purchase any securities.

This communication shall not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo.

In connection with the proposed transaction, Callon filed a Registration Statement on Form S-4 on October 4, 2019 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), that included a joint proxy statement of Carrizo and Callon, which also constitutes a prospectus of Callon. The Registration Statement was declared effective by the SEC on October 9, 2019, and Carrizo and Callon commenced mailing the definitive proxy statement/prospectus to their respective shareholders on or about October 11, 2019. This communication is not a substitute for the joint proxy statement/prospectus (or the supplement thereto) or the Registration Statement or for any other document that Carrizo or Callon may file with the SEC and/or send to Carrizo’s shareholders and/or Callon’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CARRIZO AND CALLON ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (AND SUPPLEMENT THERETO), AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CARRIZO AND CALLON WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARRIZO, CALLON AND THE PROPOSED TRANSACTION.

Investors can obtain free copies of the Registration Statement and joint proxy statement/prospectus (and supplement thereto), as each may be amended from time to time, and other relevant documents filed by Carrizo and Callon with the SEC (when they become available) through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at https://www.carrizo.com or by contacting Carrizo’s Investor Relations Department at 713-328-1055. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at https://www.callon.com or by contacting Callon’s Investor Relations Department at 281-589-5200.

Participants in the Proxy Solicitation

Carrizo, Callon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Carrizo’s and Callon’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, is set forth in the Registration Statement and joint proxy statement/prospectus (and supplement thereto) and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication concerning the proposed business combination between Carrizo and Callon, including any statements regarding the expected timetable for reconvening the shareholder meetings, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Carrizo’s or Callon’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, risk of litigation, including the results, uncertainties and costs of litigation, failure to obtain the required votes of Carrizo’s shareholders or Callon’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the revised transaction or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Carrizo and Callon; the effects of the business combination of Carrizo and Callon, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies and other benefits in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity price changes; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, each of which is on file with the SEC and available from Carrizo’s website at https://www.carrizo.com and in other documents Carrizo files with the SEC, and in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, each of which is on file with the SEC and available from Callon’s website at https://www.callon.com and in other documents Callon files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Carrizo nor Callon assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

Date: November 18, 2019	By:	/s/ David L. Pitts
	Name:	David L. Pitts
	Title:	Vice President and Chief Financial Officer